Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of December 19, 2012 by and among (i) AMERICAN GREETINGS CORPORATION, an Ohio corporation (the “Company”); (ii) THE FOREIGN SUBSIDIARY BORROWERS (as defined in the Credit Agreement, as hereinafter defined) party hereto; (iii) THE LENDERS (as defined in the Credit Agreement) party hereto; and (iv) PNC BANK, NATIONAL ASSOCIATION, as the global agent (the “Global Agent”).

WITNESSETH:

WHEREAS, the Borrower, the Foreign Subsidiary Borrowers, the Lenders and the Global Agent are parties to that certain Amended and Restated Credit Agreement dated as of June 11, 2010, as amended by First Amendment to Amended and Restated Credit Agreement dated as of January 18, 2012 (as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the Foreign Subsidiary Borrowers, the Lenders and the Global Agent wish to amend the Credit Agreement, as hereinafter provided.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Recitals. The foregoing recitals are incorporated herein by reference.

2. Defined Terms. All terms used in this Amendment and not otherwise defined herein shall have the meaning given to them in the Credit Agreement, as amended hereby.

3. Amendments to Credit Agreement.

(a) Restated Definition. Effective as of November 23, 2012, the following definition set forth in Section 1.01 [Certain Defined Terms] of the Credit Agreement is hereby amended and restated as follows:

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period; plus (i) (A) the sum of the amounts for such period included in determining such Consolidated Net Income of (1) Consolidated Interest Expense, (2) Consolidated Income Tax Expense, (3) Consolidated Depreciation and Amortization Expense, and (4) extraordinary non-cash losses and charges and other non-recurring non-cash losses and charges, (B) the applicable non-cash Scheduled Add-Backs for such period, (C) fees, costs and expenses in connection with the World Headquarters Initiative in an amount not to exceed $7,500,000 in the aggregate during the term of this Agreement and (D) except as set forth below, non-recurring cash and non-cash fees, costs and expenses in connection with the Clinton Transaction incurred from April 1, 2012 through December 19,

2013 and consisting of bad debt expense (net of any recovery), legal and advisory fees and impairment of debt purchased, in an amount not to exceed $40,000,000 in the aggregate (for any period, the amount in the foregoing clause (D) is referred to as the “Clinton Add-Back”); less (ii) gains on sales of assets, extraordinary gains, and non-recurring non-cash gains in excess, for any such gain, of $5,000,000; all as determined for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP; provided, however, that Consolidated EBITDA for any Testing Period shall (x) for any Person or business unit that has been acquired by the Company or any of its Subsidiaries during such Testing Period, include the EBITDA of such Person or business unit for any portion of such Testing Period prior to the date of acquisition, so long as such EBITDA has been verified by appropriate audited financial statements or other financial statements acceptable to the Global Agent and (y) for any Person or business unit that has been disposed of by the Company or any of its Subsidiaries during such Testing Period, exclude the EBITDA of such Person or business unit for the portion of such Testing Period prior to the date of disposition; provided, further, in calculating the Leverage Ratio for the purpose of determining the Applicable Commitment Fee Rate and the Applicable Margin only, the Clinton Add-Back shall not be added back to Consolidated Net Income in determining Consolidated EBITDA.

(b) New Definition. Effective as of November 23, 2012, the following new definition is hereby inserted in Section 1.01 [Certain Defined Terms] of the Credit Agreement in alphabetical order:

“Clinton Add-Back” shall have the meaning given to such term in the definition of Consolidated EBITDA.

“Clinton Transaction” means the acquisition by the Borrower (through one or more Subsidiaries) of the senior secured debt of Clinton Cards PLC and its Subsidiaries, the bankruptcy administration of Clinton Cards PLC and certain of its Subsidiaries in the United Kingdom, and the subsequent acquisition by the Borrower (through one or more Subsidiaries) of certain assets of Clinton Cards PLC and certain of its Subsidiaries.

4. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Global Agent on behalf of the Lenders of the following, in form and substance satisfactory to the Global Agent, and the first date on which the Borrower and the Subsidiary Guarantors (collectively, the “Loan Parties”) have satisfied all of the following conditions to the satisfaction of the Global Agent shall be referred to as the “Second Amendment Effective Date”.

(a) Counterparts. The Global Agent shall have received (i) from the Borrowers and each of the Required Lenders an executed counterpart original of this Amendment and (ii) from the Subsidiary Guarantors an executed original of Guarantor Acknowledgment and Consent to Second Amendment to Amended and Restated Credit Agreement in the form attached to this Amendment as Exhibit A.

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(b) No Material Adverse Effect. Since February 29, 2012, no Material Adverse Effect shall have occurred with respect to any of the Borrowers or any of the Subsidiary Guarantors.

(c) Legal Details. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance reasonably satisfactory to the Global Agent.

(d) Payment of Fees. The Borrowers unconditionally agree (i) to pay to the Global Agent, for the ratable benefit of each Lender which executes this Amendment on or before December 19, 2012, a nonrefundable amendment fee in an amount equal to five (5) basis points multiplied by such Lender’s Revolving Commitment as in effect on the Second Amendment Effective Date, (ii) to pay the Global Agent the fees set forth in that certain letter agreement dated December 12, 2012 among the Borrower, the Global Agent and PNC Capital Markets LLC and (iii) to pay and reimburse the Global Agent and hold the Global Agent harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including, without limitation, reasonable expenses of counsel, incurred by the Global Agent in connection with the development, preparation and execution of this Amendment and all other documents or instruments to be delivered in connection herewith.

5. Representations and Warranties of the Loan Parties. Each Loan Party covenants and agrees with and represents and warrants to the Global Agent and the Lenders as follows:

(a) such Loan Party possesses all of the powers requisite for it to enter into and carry out the transactions of such Loan Party referred to herein and to execute, enter into and perform the terms and conditions of this Amendment and any other documents contemplated herein that are to be performed by such Loan Party; and that any and all actions required or necessary pursuant to such Loan Party’s organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by such Loan Party of the terms and conditions of this Amendment and said other documents, and that such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable Law or any agreement, instrument, order, writ, judgment, injunction or decree to which such Loan Party is a party or by which such Loan Party or any of its properties are bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by such Loan Party of the terms and conditions of this Amendment, the said other documents and the transactions contemplated hereby have been obtained by such Loan Party and are in full force and effect;

(b) this Amendment and any other documents contemplated herein constitute the valid and legally binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;

(c) all representations and warranties made by such Loan Party in the Loan Documents are true and correct in all material respects as of the date hereof with the same force and effect as if all such representations and warranties were fully set forth herein and made as of

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the date hereof except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made, and such Loan Party has complied with all covenants and undertakings in the Loan Documents;

(d) the execution and delivery of this Amendment is not intended to and shall not cause or result in a novation with regard to the existing indebtedness of any Loan Party to the Global Agent or any Lender, which indebtedness shall continue without interruption and has not been discharged;

(e) (i) after giving effect to this Amendment, no Event of Default has occurred and is continuing under the Loan Documents; and (ii) and there exist no defenses, offsets, counterclaims or other claims with respect to the obligations and liabilities of such Loan Party under the Credit Agreement or any of the other Loan Documents; and

(f) such Loan Party hereby ratifies and confirms in full its duties and obligations under the Loan Documents, as modified hereby.

6. References to Credit Agreement. From and after the Second Amendment Effective Date, any references to the Credit Agreement contained in any of the Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby and as further amended, restated, modified or supplemented from time to time.

7. Successors and Assigns. This Amendment shall apply to and be binding upon, and shall inure to the benefit of, each of the other parties hereto and their respective successors and assigns permitted under the Credit Agreement. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment or any Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the parties hereto.

8. Severability. If any one or more of the provisions contained in this Amendment or the Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Amendment or the Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.

9. Governing Law. This Amendment shall be deemed to be a contract under the Laws of the State of Ohio without regard to its conflict of laws principles.

10. Counterparts; Facsimile or Electronic Signatures. This Amendment may be executed in any number of counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Delivery of executed signature pages hereof by facsimile or other electronic method of transmission (such as “pdf”) from one party to another shall constitute effective and binding execution and delivery thereof by such party. Any party that delivers its original counterpart signature to this Amendment by facsimile or other electronic method of transmission hereby covenants to personally deliver its original counterpart signature promptly thereafter to the Global Agent.

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[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

AMERICAN GREETINGS CORPORATION

By:	/s/ Gregory M. Steinberg
Name:	Gregory M. Steinberg
Title:	Treasurer

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as a Lender, a LC Issuer, the Swing Line Lender and the Global Agent

By:	/s/ Christian S. Brown
Name:	Christian S. Brown
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK CANADA BRANCH, as a Canadian Lender

By:	/s/ Caroline Stade
Name:	Caroline Stade
Title:	Senior Vice President

By:	/s/ Bill Hines
Name:	Bill Hines
Title:	Regional President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender and a Co-Syndication Agent

By:	/s/ Joseph R. Jackson
Name:	Joseph R. Jackson
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as a Lender, as a Canadian Lender and a Co-Syndication Agent

By:	/s/ Brendan Korb
Name:	Brendan Korb
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION, as a Lender and a Co-Documentation Agent

By:	/s/ Marianne T. Meil
Name:	Marianne T. Meil
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

THE BANK OF NOVA SCOTIA, as a Lender, as a Canadian Lender and a Co-Documentation Agent

By:	/s/ Rafael Tobon
Name:	Rafael Tobon
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

RBS CITIZENS, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joshua Botnick
Name:	Joshua Botnick
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Beth Rue
Name:	Beth Rue
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Jeffrey P. Sullivan
Name:	Jeffrey P. Sullivan
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

UNION BANK, N.A., as a Lender

By:	/s/ Dana Philbin
Name:	Dana Philbin
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	Steven L. Sawyer
Name:	Steven L. Sawyer
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FIFTH THIRD BANK, as a Lender

By:	Martin H. McGinty
Name:	Martin H. McGinty
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	Brian H. Gallagher
Name:	Brian H. Gallagher
Title:	Senior Vice President

EXHIBIT A

GUARANTOR ACKNOWLEDGMENT AND CONSENT TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Each of the undersigned enters into this Guarantor Acknowledgment and Consent to Second Amendment to Amended and Restated Credit Agreement dated as of December 19, 2012, and agrees for benefit of the Global Agent, the Lenders, and the other Creditors (each as defined below) as follows:

Reference is made to (i) that certain Amended and Restated Guaranty of Payment of Debt, dated as of June 11, 2010 (as the same may from time to time be further amended, restated, supplemented, or otherwise modified, the “Guaranty”), by each of the undersigned, jointly and severally as a Guarantor thereunder, in favor of PNC Bank, National Association, as global administrative agent (the “Global Agent”), for the benefit of the Creditors (as defined therein), entered into pursuant to and in connection with that certain Amended and Restated Credit Agreement (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Credit Agreement”), dated as of even date therewith, among the American Greetings Corporation and the Foreign Subsidiary Borrowers from time to time party thereto (collectively, the “Borrowers”), the lenders from time to time party thereto (collectively, the “Lenders”), and the Global Agent; (ii) that certain First Amendment to Amended and Restated Credit Agreement (the “First Amendment”), dated as of January 18, 2012, among the Borrowers, the Lenders and the Global Agent; and (iii) that certain Second Amendment to Amended and Restated Credit Agreement (the “Second Amendment”), dated as of even date herewith, among the Borrowers, the Lenders and the Global Agent.

Each of the undersigned hereby (i) acknowledges and consents to the Second Amendment, (ii) confirms the representations and warranties with respect to the undersigned contained in Section 5 of the Second Amendment and (iii) ratifies and confirms the Guaranty and acknowledges that the Guaranty shall continue to guaranty the Guaranteed Obligations (as defined therein), including without limitation, those under the Credit Agreement as amended by the First Amendment and the Second Amendment.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO GUARANTOR ACKNOWLEDGMENT AND CONSENT TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has executed this Guarantor Acknowledgment and Consent as of the date first above written.

[Signature block for each Subsidiary Guarantor to be added in execution version]